SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Harvard Illinois Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

On May 10, 2012, the Company mailed the following letter to its shareholders:

HARVARD ILLINOIS BANCORP, INC.

May 10, 2012

Re: Significant Increase in First Quarter Earnings and Progress on Strategic Plan

Dear Fellow Shareholder:

As our Annual Meeting of Stockholders on May 24, 2012 is fast approaching, we wanted to make one last appeal for your vote in support of the Board of Director’s highly qualified nominees for director—Duffield J. Seyller III, President and Chief Executive Officer, and Richard L. Walker, a current independent director of the Board. We encourage you to vote the enclosed WHITE proxy card FOR our nominees so that we can continue executing our strategic plan to deliver long-term value for all shareholders.

Our Strategic Plan Is Working

As previously reported, our business strategy to improve profitability has included efforts to diversify our lending into commercial and agriculture loans, build our core deposits and reduce borrowed funds. Our recently published results for the three months ended March 31, 2012 show continued progress and evidence that our plan is working.

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Improved Profitability. In the first quarter of 2012 we reported net income of $151,000, or $0.21 per share, compared to $56,000, or $0.08 per share, in the comparable quarter of 2011. Earnings for the current quarter would have been higher but for significant expenses of approximately $100,000 incurred as a result of the hostile proxy contest launched by a New York based hedge fund manager and a group of funds he controls (the “Stilwell Group”).

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Diversified Loan Portfolio. Our commercial real estate, commercial and industrial, farmland and agricultural production loans combined increased $3.3 million in the first quarter to $56.6 million, which represents 46.1% of our total loan portfolio compared to 25.2% of our total loan portfolio at December 31, 2009.

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Improved Funding Mix. Our core deposits (which we consider to be deposits other than certificates of deposit) increased $3.4 million during the quarter to $57.8 million or 42.2% of total deposits as of March 31, 2012. Additionally, we continued to decrease our reliance on FHLB Advances, reducing outstanding borrowings to $11.3 million at March 31, 2012. This improved funding mix has helped our average cost of funds decline to 1.31% for the first quarter of 2012 compared to 1.74% for the first quarter of the prior year. As a result of these efforts, our net interest margin increased to 3.43% for the quarter ended March 31, 2012, a significant increase from 3.07% for the first quarter of 2011 and 2.75% for the year ended December 31, 2009.

In sum, the Board believes our strategic plan is working despite the downturn in the real estate market and the challenges imposed by the difficult economic, operating and regulatory environments of the past few years. We believe these positive trends will gain additional traction and result in more long term value for our shareholders over the coming quarters and years.

The Board also believes that our nominees are superior candidates to the Stilwell Group’s nominee. Mr. Seyller has over 35 years of banking management and operations experience, has intimate familiarity with the local market, and has day-to-day contact with the Bank’s depositors and borrowers. Mr. Walker has over 15 years experience as a director of the Company and other banking institutions, and has significant ties to our Morris, Illinois market area. In contrast, Peter Wilson, the Stilwell Group’s nominee, is an out-of-state trial attorney with no prior banking experience.

Finally, the Board feels obliged to respond to the Stilwell Group’s criticism of Mr. Seyller’s compensation for 2011. Approximately 43% of Mr. Seyller’s compensation for 2011 is attributable to the value of stock options and restricted stock awards that were granted following stockholder approval of our 2011 Equity Incentive Plan at last year’s annual meeting of stockholders. Under SEC rules, the compensation related to such awards is included as compensation for the year in which the awards are made, even though the awards vest over a five year period. In the case of stock options, the awards will not result in any profits to our executive officers unless the price of our common stock increases above the option exercise price, thereby benefiting all shareholders.

YOUR BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE THE WHITE

PROXY CARD TODAY FOR THE COMPANY’S NOMINEES

Please use the enclosed WHITE proxy card to vote TODAY—by telephone, by internet, or by signing, dating and returning your WHITE proxy card in the postage-paid envelope provided.

Thank you again for your continued support.

Sincerely,

The Directors of Harvard Illinois Bancorp

/s/ Donn L. Claussen	/s/ Michael P. Feeney	/s/ Steven D. Garrels	/s/ John W. Rebhorn
Donn L. Claussen	Michael P. Feeney	Steven D. Garrels	John W. Rebhorn

/s/ William D. Schack	/s/ Duffield J. Seyller III	/s/ Richard L. Walker
William D. Schack	Duffield J. Seyller III	Richard L. Walker

Your Vote Is Important, No Matter How Many Shares You Own

If you have questions about how to vote your shares on the WHITE proxy card,

or need additional assistance, please contact the firm

assisting us in the solicitation of proxies:

Phoenix Advisory Partners, LLC

110 Wall Street, 27th Floor

New York, New York 10005

For shareholder questions: 877-478-5038.

For banks and brokers: 212-493-3910.

We urge you NOT to sign any green proxy card sent to you by the Stilwell Group. If you have already done so, you have the legal right to change your vote by using the enclosed WHITE proxy card, as only the latest-dated proxy card counts.

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Important Information

This material may be deemed to be solicitation material in respect of the solicitation of proxies from the Company’s shareholders in connection with the Company’s 2012 Annual Meeting of Stockholders (the “Annual Meeting”). The Company has filed with the Securities and Exchange Commission (the “SEC”) and mailed to its shareholders a proxy statement in connection with the Annual Meeting (the “Proxy Statement”), and advises its shareholders to read the Proxy Statement and any and all supplements and amendments thereto because they contain important information. Shareholders may obtain a free copy of the Proxy Statement and other documents that the Company files with the SEC at the SEC’s website at www.sec.gov. The Proxy Statement and these other documents may also be obtained upon request addressed to the Secretary of the Company at 58 North Ayer Street, Harvard, Illinois 60033.

Certain Information Concerning Participants

The Company, its directors and its executive officers may be deemed to be participants in the solicitation of the Company’s shareholders in connection with the Annual Meeting. Shareholders may obtain information regarding the names, affiliations and interests of such individuals in the Company’s proxy statement related to its 2012 Annual Meeting of Stockholders, filed with the SEC on April 5, 2012.

Forward-Looking Statements

This letter and other reports issued by the Company, including reports filed with the SEC, contain “forward-looking statements” that deal with future results, expectations, plans and performance. These forward-looking statements might include one or more of the following: projections of our operating results and financial condition; descriptions of plans or objectives of management for future operations, products or services; forecasts of future economic performance; and use and descriptions of assumptions and estimates underlying or relating to such matters. Forward-looking statements can be identified by the fact they do not relate strictly to historical or current facts. They often include words such as “look-forward,” “pleased,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could” or “may”.

Forward-looking statements about the Company’s expected financial results and other plans are subject to certain risks, uncertainties and assumptions. These include, but are not limited to the following: possible legislative changes and adverse economic, business and competitive conditions and developments; deposit outflows, reduced demand for financial services and loan products; changes in accounting policies or guidelines, or in monetary and fiscal policies of the federal government; changes in credit and other risks posed by the Company’s loan portfolios; the ability or inability of the Company to manage interest rate and other risks; technological, computer-related or operational difficulties; adverse changes in securities markets; results of litigation; and the other risks detailed from time to time in the Company’s SEC filings. Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. Although the Company believes its expectations are reasonable, it can give no assurance that such expectations will prove to be correct. Based upon changing conditions, should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described in any forward-looking statements.

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PROXY TABULATOR

P.O. BOX 859232

BRAINTREE, MA 02185-9232

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THIS WHITE PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH OUR SECRETARY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE MEETING.

PROXY TABULATOR	Please vote this proxy card TODAY!
P.O. BOX 859232	Your prompt response will save the expense
BRAINTREE, MA 02185-9232	of additional mailings.
	REVOCABLE PROXY	HARI
HARVARD ILLINOIS BANCORP, INC. ANNUAL MEETING OF STOCKHOLDERS MAY 24, 2012

THIS WHITE PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints the full Board of Directors, other than the nominees for election, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of Harvard Illinois Bancorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Meeting”) to be held at the Harvard Police Station, 201 West Front St., 2nd Floor, Harvard, Illinois, at 8:00 a.m. Illinois Time on May 24, 2012.

Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of Harvard Illinois Bancorp, Inc. at the Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This WHITE proxy may also be revoked by sending written notice to the Secretary of Harvard Illinois Bancorp, Inc. at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting.

The undersigned acknowledges receipt from Harvard Illinois Bancorp, Inc. prior to the execution of this proxy of a Notice of the Meeting, a proxy statement dated April 4, 2012, and the 2011 Annual Report to Stockholders on Form 10-K.

THIS WHITE PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS WHITE PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

DATED: , 2012

PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

Note: Please sign exactly as name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

HIB12-PXC-2.02

ADMISSION TICKET

PLEASE DETACH AND BRING WITH YOU IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON

VOTE BY INTERNET OR TELEPHONE 24 Hours a Day–7 Days a Week

Your telephone or internet vote authorizes the named attorneys-in-fact to vote your shares in the same manner as if you marked, signed and returned the WHITE proxy card. If you have submitted your proxy by telephone or the Internet, there is no need for you to mail back your proxy card. Telephone and Internet voting facilities will close at 11:59 p.m. Eastern Time on May 23, 2012.

TELEPHONE 1-800-830-3542 • Use any touch-tone telephone • Have your proxy form in hand • Follow the simple recorded instructions	INTERNET https://www.2voteproxy.com/harvardillinois • Go to the website and address listed above • Have your proxy form in hand • Follow the simple instructions	MAIL • Mark, sign and date the WHITE proxy card • Detach the WHITE proxy card below • Return the WHITE proxy card in the postage-paid envelope provided

CALL TOLL-FREE TO VOTE: 1-800-830-3542		PROXY TABULATOR PO BOX 859232 BRAINTREE, MA 02185-9919

Please complete and date this proxy and return it promptly

in the enclosed postage-prepaid envelope.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 24, 2012: HARVARD ILLINOIS BANCORP, INC.’S PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND HARVARD ILLINOIS BANCORP, INC.’S 2011 ANNUAL REPORT TO STOCKHOLDERS ON FORM 10-K ARE EACH AVAILABLE ON THE INTERNET AT WWW.2VOTEPROXY.COM/HARVARDILLINOIS.

PLEASE MARK THE BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ¢

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS

The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

1. The election as director of the nominees listed below to serve for a three-year term
	FOR		VOTE WITHELD

a. Duffield J. Seyller III	☐		☐

b. Richard L. Walker	☐		☐

	FOR	AGAINST	ABSTAIN

2. The ratification of the appointment of BKD, LLP as independent registered public accountants for the year ending December 31, 2012.	☐	☐	☐

Check Box if You Plan to Attend Meeting	☐

HIB12-PXC-1.02